UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 2, 2004

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                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

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                                      Utah
                 (State or other jurisdiction of incorporation)


             001-31718                                  87-0674277
     (Commission File Number)               (IRS Employer Identification No.)


      510 East Technology Avenue,
               Building C
               Orem, Utah                                 84097
  (Address of principal executive offices)              (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

Q Comm International, Inc. (the "Company") held a conference call to discuss the resignation of the current Chief Executive Officer and to introduce the incoming Chief Executive Officer at 9:00 a.m. Pacific (12:00 p.m. Eastern) on Thursday, December 2, 2004, as announced by a press release earlier that day.

The Company made the following points in the Question and Answer period in response to questions from the audience:

* That management is pleased with progress in the fourth quarter of 2004.

* That the activation of terminals and revenues are better 4th quarter to date vs. 3rd quarter through the same period.

The information in this Current Report on Form 8-K is furnished pursuant to Item
7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2004                       Q Comm International, Inc.

                                              /s/ Michael K. Openshaw
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                                              Michael K. Openshaw
                                              Chief Financial Officer

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